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                                                                   EXHIBIT 99.01


                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

         THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT made this 23rd day of January, 1998, by and among Flowers Industries, Inc., a Georgia corporation (the "Company") and each of the holders (the "Holders") of the Notes (as defined in that certain Note Purchase Agreement dated December 20, 1995 by and among the Company and each of the Purchasers (the "Note Purchase Agreement"). Capitalized terms not otherwise defined in this First Amendment to Note Purchase Agreement shall have the meaning given them in the Note Purchase Agreement;

                              W I T N E S S E T H:

         WHEREAS, the Company and the Holders have entered into the Note Purchase Agreement;

         WHEREAS, the parties hereto desire to amend the Note Purchase Agreement to amend the ratio of Consolidated Total Debt to Total Capitalization;

         WHEREAS, pursuant to Section 17.1 of the Note Purchase Agreement, the Note Purchase Agreement may be amended with the written consent of the Company and the Required Holders;

         NOW, THEREFORE, for and in consideration of the premises and the mutual promises, agreements, representations, warranties and covenants hereinafter set forth, and the sum of ten dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby specifically agreed to and acknowledged, the Note Purchase Agreement is hereby amended as follows:

         1. Section 10.3 of the Note Purchase Agreement is hereby amended by deleting from such Section "65%" and substituting in lieu thereof "75%".

         2.  The foregoing amendment shall remain in effect until the earlier of
(i) the closing of a public offering of common stock by the Company or (ii) December 31, 1998.

         3. Except to the extent expressly amended herein, all terms and conditions of the Note Purchase Agreement are hereby affirmed and shall remain in full force and effect.

         4. The Company hereby represents to the Holders that as of the date hereof no Default or Event of Default exists under the Note Purchase Agreement;

         5. This First Amendment to Note Purchase Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, each party hereto has executed or caused this First
Amendment to Note Purchase Agreement to be executed on its behalf, all on the day and year first above written.

                                       FLOWERS INDUSTRIES, INC.
                                       "Company"

                                       By:    /s/ C. M. Wood III
                                          -------------------------------------
                                          Name:  C. M. Wood III
                                          Title: Senior Vice President


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                               SCHEDULE OF HOLDERS

ALLIED LIFE INSURANCE COMPANY
By:    Lincoln Investment Management, Inc.,
       Its Attorney-In-Fact

       By:  /s/ J. Steven Staggs
            --------------------------------------
            Name:  J. Steven Staggs
            Title: Vice President


THE LINCOLN NATIONAL LIFE INSURANCE
COMPANY

By:    Lincoln Investment Management, Inc., its
       Attorney-in-fact

       By:    /s/ J. Steven Staggs
            --------------------------------------
            Name:  J. Steven Staggs
            Title: Vice President


LINCOLN-SECURITY LIFE INSURANCE COMPANY

By:    Lincoln Investment Management, Inc., its
       Attorney-in-Fact

       By:    /s/ James V. Wittich
            --------------------------------------
            Name:  James V. Wittich
            Title: Vice President, Investments


SECURITY-CONNECTICUT LIFE INSURANCE
COMPANY

By:    Lincoln Investment Management, Inc.,
       its Attorney-in-Fact

       By:    /s/ James V. Wittich
            --------------------------------------
            Name:  James V. Wittich
            Title: Assistant Treasurer


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AMERICAN GENERAL LIFE INSURANCE
COMPANY and THE VARIABLE ANNUITY
LIFE INSURANCE COMPANY


By:    /s/ Julia S. Tucker
   --------------------------------------
   Name:  Julia S. Tucker
   Title: Investment Officer


CUNA MUTUAL INSURANCE SOCIETY


By:    Century Investment Management Co.


       By:    /s/ Donald Heltner
          -------------------------------
          Name:  Donald Heltner
          Title: Vice President


EMPLOYERS LIFE INSURANCE COMPANY
OF WAUSAU


By:    /s/ Edwin P. McCausland, Jr.
   --------------------------------------
   Name:  Edwin P. McCausland, Jr.
   Title: Vice President, Fixed-Income Securities


MASSACHUSETTS MUTUAL LIFE INSURANCE
COMPANY


By:    /s/ Walter T. Dwyer
   --------------------------------------
   Name:  Walter T. Dwyer
   Title: Managing Director


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METROPOLITAN LIFE INSURANCE COMPANY


By:    /s/ Gerald P. Marcus
   --------------------------------------
   Name:   Gerald P. Marcus
   Title:  Director


METROPOLITAN PROPERTY AND CASUALTY
INSURANCE COMPANY


By:    /s/ James A. Wiviott
   --------------------------------------
   Name:   James A. Wiviott
   Title:  Authorized Signatory


NATIONWIDE LIFE INSURANCE COMPANY


By:    /s/ Edwin P. McCausland, Jr.
   --------------------------------------
   Name:   Edwin P. McCausland, Jr.
   Title:  Vice President, Fixed-Income Securities


NATIONWIDE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT OH


By:    /s/ Edwin P. McCausland, Jr.
   --------------------------------------
   Name:  Edwin P. McCausland, Jr.
   Title: Vice President, Fixed-Income Securities


UNITED OF OMAHA LIFE INSURANCE
COMPANY


By:    /s/ Curtis R. Caldwell
   --------------------------------------
   Name:  Curtis R. Caldwell
   Title: First Vice President


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